TRADEMARK SECURITY AGREEMENT

     THIS TRADEMARK SECURITY AGREEMENT (this "Security Agreement") made as of this 26th day of June 2002, by MTS PACKAGING SYSTEMS, INC., a Florida corporation ("Grantor") in favor of EUREKA I, L.P., as collateral agent (in such capacity, the "Collateral Agent").

                               W I T N E S S E T H

     WHEREAS, Grantor is a party to that certain Guaranty Agreement of even date herewith (as amended, restated or otherwise modified from time to time, the "Guaranty") by the subsidiaries of Medical Technology Systems, Inc. (the "Company") in favor of Eureka I, L.P.; and

     WHEREAS, the Company has entered into the Securities Purchase Agreement of even date herewith with Eureka I, L.P., as purchaser (the "Purchaser") and Collateral Agent (as amended, restated or otherwise modified from time to time, the "Purchase Agreement"), providing, subject to the terms and conditions thereof, for the purchase from the Company by the Purchaser of, among other things, $4,000,000 aggregate principal amount of Notes (as defined in the Purchase Agreement); and

     WHEREAS, Grantor is interested in the welfare of the Company and is directly benefited by the purchase of the Notes from the Company by the Purchaser; and

     WHEREAS, to induce the Purchaser to enter into the Purchase Agreement with the Company and to purchase the Notes, the Grantor has agreed to execute and deliver this Security Agreement and to grant to Collateral Agent, for its benefit and for the benefit of the Noteholders, a security interest in certain of the Grantor's assets, including, without limitation, its trademarks and trademark applications;

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

     1. Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings herein as in the Purchase Agreement or the Guaranty (as defined in the Purchase Agreement).

     2. Grant of Security Interests. To secure the complete and timely payment and satisfaction of the Liabilities by the Company, Grantor hereby grants to Collateral Agent, as agent for itself and the Noteholders, a continuing security interest in Grantor's entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising trademarks, trademark license agreements, whether as licensor or licensee, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings

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thereof,  and all applications  (other than "intent to use" applications until a verified  statement  of use is  filed  with  respect  to such  applications)  in
connection  therewith,   including,   without  limitation,  the  trademarks  and
applications listed on Schedule A attached hereto and made a part hereof and the trademarks, and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); all rights corresponding to any of the foregoing throughout the world and the goodwill of the Grantor's business connected with the use of and symbolized by the Trademarks.

     The term "Liability" or "Liabilities" shall mean the indebtedness and liabilities of the Company to the Collateral Agent and/or the Noteholders under this Security Agreement, the Notes and the Security Documents (as defined in the Purchase Agreement), including but not limited to all obligations to perform acts or refrain from taking any action and any obligations of the Company owing to the Collateral Agent and/or the Noteholders.

     3. Intercreditor Agreement. The priority of the security interests granted hereby, the exercise by the Collateral Agent of any of its rights or remedies hereunder, and the covenants of the Grantor contained herein (in each case whether or not so expressed) are subject in all respects to the Intercreditor Agreement (as such term is defined in the Purchase Agreement). Any reference to property in the possession of, or to property secured or to be secured to, the Collateral Agent will be deemed to refer to, or to be satisfied by, property in the possession of or secured to the "Senior Lender" under the Intercreditor Agreement. The security interests created in favor of the Collateral Agent hereunder are subordinate and junior to the security interests created in favor of the Senior Lender (as such term is defined in the Intercreditor Agreement).

     4. Warranties and Representations. Grantor warrants and represents to Collateral Agent that:

          (a) no Trademark has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Trademark been cancelled, in whole or in part and each such Trademark is presently subsisting;

          (b) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Trademark, free and clear of any liens, charges and encumbrances, including without limitation, shop rights and covenants by Grantor not to sue third persons, other than Permitted Liens;

          (c) Grantor has no notice of any suits or actions commenced or threatened with reference to any Trademark; and

          (d) Grantor has the unqualified right to execute and deliver this Security Agreement and perform its terms.

     5. Restrictions on Future Agreements. Grantor agrees that, until the Liabilities shall have been paid and satisfied in full, Grantor shall not, without the prior written consent of Collateral Agent, sell or assign its interest in any Trademark or enter into any other agreement with respect to any

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Trademark  which  would  affect  the  validity  or  enforcement  of  the  rights transferred to Collateral Agent under this Security Agreement.

     6. New Trademarks. Grantor represents and warrants that, based on a diligent investigation by Grantor, the Trademarks listed on Schedule A constitute all of the federally registered Trademarks, and federal applications for registration of Trademarks (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) now owned by Grantor. If, before the Liabilities shall have been paid and satisfied in full, Grantor shall (i) become aware of any existing Trademarks of which Grantor has not previously informed Collateral Agent, or (ii) become entitled to the benefit of any Trademarks, which benefit is not in existence on the date hereof, the provisions of this Security Agreement above shall automatically apply thereto and Grantor shall give to Collateral Agent prompt written notice thereof. Grantor hereby authorizes Collateral Agent to modify this Security Agreement by amending Schedule A to include any such Trademarks.

     7. Term. The term of this Security Agreement shall extend until the payment and satisfaction in full of the Liabilities. Grantor agrees that, during the continuance of an Event of Default, the use by Collateral Agent of all Trademarks shall be without any liability for royalties or other related charges from Collateral Agent to Grantor.

     8. Product Quality. Grantor agrees to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with commercially reasonable business practices. During the continuance of an Event of Default and at the direction of the Required Noteholders and subject to the Intercreditor Agreement, Grantor agrees that Collateral Agent, or a conservator appointed by Collateral Agent, shall have the right to establish such additional product quality controls as Collateral Agent, or said conservator, in its reasonable judgment, may deem necessary to assure maintenance of the quality of products sold by Grantor under the Trademarks.

     9. Release of Security Agreement. This Security Agreement is made for Collateral purposes only. Upon payment and satisfaction in full of the Liabilities, Collateral Agent shall take such actions as may be necessary or proper to terminate the security interests created hereby.

     10. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Grantor. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' fees and legal expenses, actually incurred by Collateral Agent in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees actually incurred, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Trademarks or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks shall be borne by and paid by Grantor and until paid shall constitute Liabilities.

     11. Duties of Grantor. Grantor shall have the duty (i) to file and prosecute diligently any trademark applications pending as of the date hereof or hereafter until the Liabilities shall have been paid and satisfied in full, (ii) to preserve and maintain all rights in the Trademarks, as commercially reasonable and (iii) to ensure that the Trademarks are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with the Liabilities under this Section 11 shall be borne by Grantor.

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     12. Collateral  Agent's Right to Sue. During the continuance of an Event of
Default and at the direction of the Required Noteholders and subject to the Intercreditor Agreement, Collateral Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks and, if Collateral Agent shall commence any such suit, Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents required by Collateral Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Collateral Agent for all costs and expenses actually incurred by Collateral Agent in the exercise of its rights under this Section 12.

     13. Waivers. No course of dealing between Grantor and Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     14. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

     15. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 6 hereof or by a writing signed by the parties hereto.

     16. Cumulative Remedies; Power of Attorney; Effect on Financing Agreements. All of Collateral Agent's rights and remedies with respect to the Trademarks, whether established hereby, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Grantor hereby authorizes Collateral Agent, during the continuance of an Event of Default and at the direction of the Required Noteholders and subject to the Intercreditor Agreement, to make, constitute and appoint any officer or agent of Collateral Agent as Collateral Agent may select, in its sole discretion, as Grantor's true and lawful attorney-in-fact, with power to (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Collateral Agent in the use of the Trademarks or (ii) take any other actions with respect to the Trademarks as Collateral Agent deems to be in the best interest of Collateral Agent, or (iii) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Liabilities shall have been paid and satisfied in full. Grantor acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Collateral Agent and/or the Noteholders under the Purchase Agreement but rather is intended to facilitate the exercise of such rights and remedies. Collateral Agent and the Noteholders shall have, in addition to all other rights and remedies given them by the terms of this Security Agreement and the Purchase Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania.

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     17. Binding Effect; Benefits. This Security Agreement shall be binding upon
Grantor and its successors and assigns, and shall inure to the benefit of the Collateral Agent, the Noteholders and their respective successors, nominees and assigns.

     18. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and applicable federal law.

     19. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

     20. Further Assurances. Grantor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Collateral Agent (at the direction of the Required Noteholders) shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

     21. Survival of Representations. All representations and warranties of Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.


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                                     -S-1-

     IN WITNESS WHEREOF, Grantor has duly executed this Security Agreement as of the date first written above.

                                  MTS PACKAGING SYSTEMS, INC.

                                  By:______________________________________
                                     Name
                                     Title:


Agreed and Accepted
As of the Date First Written Above

EUREKA I, L.P., as Collateral Agent

By:  EUREKA MANAGEMENT, L.P.,
           its sole general partner

         By: BERWIND CAPITAL PARTNERS, LLC,
                    its sole general partner


                 By:_______________________________
                          Christine C. Jones,
                          President




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                                   SCHEDULE A


                             TRADEMARK REGISTRATIONS

Trademark Description       U.S. Serial/Registration No.        Date Registered
---------------------       ----------------------------        ---------------


                             TRADEMARK APPLICATIONS

Trademark Application Description    U.S. Application No.         Date Applied
---------------------------------    --------------------         ------------



                               TRADEMARK LICENSES

Description of License      U.S. Serial/Registration No.        Date Registered
----------------------      ----------------------------        ---------------



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                                       2


STATE OF NEW YORK                           :
                                            :   SS.
COUNTY OF          NEW YORK                 :


     On this, the ____ day of June, 2002, before me, a Notary Public, personally appeared Christine C. Jones, who acknowledged herself to be the President of Berwind Capital Partners, LLC, and that she as such officer, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by herself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                ____________________________
                                                Notary Public
                                                My commission expires




STATE OF NEW YORK                           :
                                            :   SS.
COUNTY OF          NEW YORK                 :


     On this, the __ day of June, 2002, before me, a Notary Public, personally appeared ______________, who acknowledged himself to be _______ of MTS Packaging Systems, Inc., a Florida corporation, and that he as such officer, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                ____________________________
                                                Notary Public
                                                My commission expires